LOTON, CORP.

RESTRICTED STOCK GRANT AGREEMENT

THIS RESTRICTED STOCK GRANT AGREEMENT (this “Agreement”) is made this      day of _______, 2013, by and between Loton, Corp., a Nevada corporation (the “Company”), and [_______________] (the “Grantee”).

RECITALS

WHEREAS, the Grantee is a member of the Company’s Board of Directors (the “Board”);

WHEREAS, the Company desires to issue shares of the Company’s Common Stock to certain members of the Board as consideration for their service to the Company while serving on the Board; and

WHEREAS, the parties hereto desire to enter into this Agreement to memorialize grant of shares of the Company’s Common Stock for the reasons set forth above.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.     Grant of Shares.

(a) Upon the full execution of this Agreement, the Company shall issue to the Grantee [____________] (_______) shares of the Company’s Common Stock (the “Shares”), which shares shall vest on [_________], 2015 (the “Vesting Date”).

(b) On or promptly after the Vesting Date, the Company shall deliver to the Grantee a share certificate registered in its name for the Shares to be issued hereunder.

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2.     Restriction Against Transfer.

(a) Restrictions Imposed by this Agreement. The Grantee agrees that it will not transfer, assign, hypothecate, or in any way dispose of any of the Shares, or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, [until the [____] anniversary of the Vesting Date]. Any purported transfer in violation of any provision of this Agreement shall be void and ineffectual, and shall not operate to transfer any interest or title to the purported transferee.

(b) Federal Law Restrictions on Transfer. The Grantee hereby acknowledges that in addition to the restrictions imposed by subsection 2(a), above, the following restrictions also apply with respect to the Shares:

(i) The Shares held by the Grantee must be held indefinitely unless registered under the Securities Act of 1933, as amended (the “Act”), or unless, in the opinion of counsel of the Company, an exemption from such registration is available;

(ii) Only the Company may file a registration statement with the Securities and Exchange Commission (the “SEC”) and the Company is under no obligation to do so with respect to the Shares;

(iii) Exemption from registration may not be available or may not permit the Grantee to transfer Shares in the amounts or at the times proposed by the Grantee;

(iv) The Acquiror has been advised that Rule 144 promulgated by the SEC under the Act (“Rule 144”), which provides for certain limited, routine sales of unregistered securities through brokers, is not presently available with respect to the Shares and may never be available, and in any event, requires that the Shares be held and fully paid for within the meaning of Rule 144 for a minimum of one (1) year, and possibly longer, before they may be resold under Rule 144;

(v) The Company is under no obligation to file any disclosure statement with the SEC or to furnish the Grantee with information to sell any of the Shares under Rule 144; and

(vi) In reliance upon the representations of the Grantee set forth in Section 3 below, the Company has not registered the Shares with the SEC under the Act.

(c) Representation by Transferee. The Grantee agrees that it will not transfer, assign, hypothecate, or in any way dispose of any of the Shares to a transferee until such transferee executes a written consent to be bound by the terms and conditions of this Agreement in form and substance satisfactory to the Company.

3.     Representations of the Acquiror. The Grantee represents and warrants to the Company that:

(a) It is acquiring the Shares for its own account for investment only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Act;

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(b) It has no present intention of selling or otherwise disposing of all or any portion of the Shares, and no other person has any beneficial ownership in the Shares;

(c) It has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition;

(d) It has had ample opportunity to ask questions of and receive answers from the Company’s representatives concerning this investment and to obtain any and all documents requested in order to supplement or verify any of the information supplied; and

(e) It recognizes (i) the lack of liquidity of the Shares and restrictions upon transferability thereof (e.g., that the undersigned may not be able to sell or dispose of them or use them as collateral for loans), and (ii) the qualifications and backgrounds of the principals of the Company, among other matters.

4.     Notices. All notices required or desired to be given pursuant to this Agreement shall be in writing and shall be personally served (including by commercial delivery or courier service) or given by mail or facsimile. Any notice given by mail shall be deemed to have been given and received when seventy-two (72) hours have elapsed from the time such notice was deposited in the United States mails, certified or registered and first-class postage prepaid, addressed, if intended to a party to this Agreement, at the address set forth below its signature or to such other address as such party may have designated by like written notice to each of the other parties from time to time.

5.     Refusal to Transfer. The Company shall not be required:

(a) To transfer on its books any Shares that have been sold, given away, or otherwise transferred in violation of any provision set forth in this Agreement; or

(b) To treat as owner of such Shares or to accord the right to receive dividends to any purchaser, donee, or other transferee to whom such Shares shall have been so transferred.

6.     Restriction on Certificates.

(a) Legends. The Company and the Grantee agree that all certificates representing all Shares of the Company which at any time are subject to the provisions of this Agreement shall have endorsed upon them legends substantially similar to the following:

THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF THE VARIOUS STATES, AND HAVE BEEN ISSUED AND SOLD PURSUANT TO AN EXEMPTION FROM THE ACT, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED BY THE HOLDER THEREOF AT ANY TIME, EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, FILED UNDER THE ACT COVERING THE SHARES, OR (2) UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT THE SHARES MAY BE TRANSFERRED WITHOUT REGISTRATION.

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(b) Stop Transfer Instructions. The Grantee agrees that in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, with respect to such certificates or instruments and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

7.     General Provisions.

(a) Severability. In the event that any of the provisions of this Agreement are held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions shall not be affected thereby.

(b) Construction. All pronouns used in this Agreement shall be deemed to refer to the masculine, feminine, neuter, singular or plural as identification of the person or persons, firm or firms, corporation or corporations may require.

(c) Governing Law. This Agreement shall be governed by the laws of the State of Nevada, without regard to its conflicts of laws rules or provisions.

(d) Amendment. No amendment or variation of the terms of this Agreement, with or without consideration, shall be valid unless made in writing and signed by all of the parties to this Agreement at the time of such amendment.

(e) Inurement. Subject to the restrictions against transfer or assignment contained herein, the provisions of this Agreement shall inure to the benefit of and shall be binding upon the assigns, successors in interest, personal representatives, estates, heirs, and legatees of each of the parties. The Grantee agrees that it will not hypothecate or otherwise create or suffer to exist any lien, claim, or encumbrance upon any of its Shares at any time subject hereto, other than an encumbrance created or permitted by this Agreement.

(f) Entire Agreement. This Agreement contains the entire understanding between the parties concerning the subject matter contained herein. There are no representations, agreements, arrangements, or understandings, oral or written, between or among the parties, relating to the subject matter of this Agreement, which are not fully expressed herein.

(g) Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

(h) Counterparts; Originals. This Agreement may be executed in one or more counterparts and by PDF or facsimile, each of which shall be deemed an original and all of which together shall constitute one instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date and year first above written.

COMPANY:

LOTON, CORP.

By: _____________________________________

Name: ___________________________________

Title: ____________________________________

GRANTEE:

[_____________________]

By: _____________________________________

Name: ___________________________________

Title: ____________________________________

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